Exhibit 99.2

1 Online Higher Education Built To Succeed March 10, 2009 Fourth Quarter 2008 Conference Call

2 Statements made in this presentation regarding American Public Education, or its subsidiaries, that are not historical facts are forward-looking statements based on current expectations, assumptions, estimates and projections about American Public Education and the industry. These forward-looking statements are subject to risks and uncertainties that could cause actual future events or results to differ materially from such statements. Forward-looking statements can be identified by words such as "anticipate", "believe", "could", "estimate", "expect“, "intend", "may", "should“, "will" and "would". These forward-looking statements include, without limitation, statements on the slides “First Quarter 2009 Outlook” and “Full Year 2009 Outlook” and statements regarding expected growth. Actual results could differ materially from those expressed or implied by these forward-looking statements as a result of various factors, including the various risks described in the "Risk Factors" section and elsewhere in the Company’s Annual Report on Form 10-K for the year ended December 31, 2008 as filed with the SEC. The Company undertakes no obligation to update publicly any forward-looking statements for any reason, even if new information becomes available or other events occur in the future. Safe Harbor Statement Built To Succeed

3 A Strong Year for American Public University System Strong Growth in Niche Civilian Markets APUS received approval to be a Liberal Arts Degree Granting Institution by HLC Specialty accreditation: School of Business became candidate for accreditation by ACBSP Emergency & Disaster Management program received specialty accreditation from FoHE Child & Family Development program received specialty accreditation from NCFR Expanded Military Market Dominance   Navy College Program Distance Learning Partnership (NCPDLP) AMU makes Top 20 List of “Military-Friendly” Universities Military Programs VP elected Council of Colleges and Military Educators President New Programs and Specializations Launched Education Degrees, Concentrations and Certifications Associates Degrees B.S. Criminal Justice in Forensics

4 Net Course Registrations, Graduation and Enrollment Body: For the three months ended December 31, 2007 2008 % Change  Net Course Registrations from New Students 6,890 9,950 44%  Net Course Registrations 27, 830 41,850 50%  For the twelve months ended December 31,  2007 2008 % Change  Net Course Registrations from New Students 24,700 36,750 49%  Net Course Registrations 94,850 147,120 55%  As of December 31, 2007 2008 % Change  Total Student Enrollment 30,130 45,200 50%

5 Military Market Exceeding Expectations     Rank by Enrollments1  Army:   #42  Navy:   #52  Air Force:   #1  Marines:   #1   Total DoD:  #1       1Source:  CCME 2008 & Company Estimates   1-5% Military Market Growth1 Military’s Growing Online Focus Increasing Participation Rates    AMU’s military market share increased from 10% to 12% in 2008   Increased market share can be achieved by: Executing AMU’s existing strategies Expanding partnership with Navy Launching new degree programs & entering new segments   2Includes UMUC’s enrollments in the Far East and Europe

6 Built To Succeed in Civilian Markets   Affordability resonates with civilians Unique approaches to niche markets Enter new markets & segments Launch new degrees & specializations Expand referral programs   Title IV Registration Growth:               101% Growth   (Registrations in Thousands) 2007 2008 NCR 10.2 20.5 25 20 15 10 5 0

7 Students by School:  APUS Student Population   A Unique and Diversified Product Offering… 74 Total degree programs, including liberal arts 7 Schools within APU and AMU  Focus on Key Influencers and Customer Satisfaction Drive High Referral Rates… Referral Rate: Over 50% Retention Rate Improvement: 0.4% increase  Applications by Source:     At December 31, 2008  Others  Print Ads  Internet/ Web Site  Referrals  Science & Technology 9% Education 1% Public Safety & Health 26% Arts & Humanities 21% Security & Global Studies 19% Management 14% Business 10%

8 National Survey of Student Engagement (NSSE)  How do seniors rate their entire educational experience? Would seniors attend the same institution if they could start over again? Administered by Indiana University Center for Postsecondary Research 769 NSSE Institutions and 478,079 students responding  APUS Online Peers NSSE Institutions   Poor Fair Good Excellent APUS 0% 2% 27% 70% Online Peers 2% 7% 37% 54% NSSE Institutions 2% 12% 48% 38%   Definitely No Probably No Probably yes Definitely yes APUS 1% 3% 22% 75% Online Peers 2% 7% 30% 60% NSSE Institutions 5% 13% 38% 44%  APUS Online Peers NSSE Institutions

9 Registrations by Source:  Students by Status:  Military 68%  Civilian 18%  Military- Affiliated 14%  A Student Population with Stable Funding Sources      At December 31, 2008  Military: Active Duty Military DoD Tuition Assistance (“TA”)   Civilians:  Civilian & Military-Affiliated   Federal Student Aid (“Title IV”)   Veterans Education Benefits (“VA”) Cash & Other Cash from VA Benefits, Grants and Out of Pocket Corporate Tuition Reimbursement (approx 1% of revenues) Private Loans     Cash & Other 20% FSA 14% Private Loans 1% TA/VA 65% TA/VA 65% FSA 14% Cash & Other 20% Private Loans 1%

10 Staying Ahead of The Curve   Body: Other Recent Successes: Completed follow-on offerings Appointment of Timothy J. Landon to Board of Directors Company is Sarbanes Oxley Compliant  2009 Initiatives   Continue to improve retention, especially in first 3 classes Launch several new degree programs and specializations Prepare for entry into new market segments

APEI in Strong Financial Position    Rapid revenue growth driven by continued strong registration growth Operating margin improvement Selling & Promotional Costs Instructional Costs General & Administrative Strong Balance Sheet: No long-term debt Increasing cash balance Purchase and build new facilities in Charles Town in 2009 Company introduces first quarter and year end 2009 guidance

12 APEI has achieved rapid growth in student registrations in a challenging economic environment… Net Course Registrations Strong Student Population Growth 55% Growth (in thousands)   2002 2003 2004 2005 2006 2007 2008 NCR 19.0 25.6 32.6 37.5 54.8 94.8 147.1

13 APEI has consistently experienced strong revenue growth… Revenues Built For Predictable Growth 55% Growth ($ in millions)    2002 2003 2004 2005 2006 2007 2008 Rev 10.7 17.8 23.1 28.2 40.0 69.1 107.1

14 Improvements in Operating Leverage

15 Seasonality in TA and Civilian Registrations  DoD Budget Year End  The Fall season is peak enrollment period for civilian and active duty students…   January February March April May June July August September October November December TA 7,128 6,479 6,732 7,379 6,477 6,292 7,551 7,131 8,449 9,277 8,776 7,642 NonTA 4,449 4,007 4,296 4,572 4,474 4,066 5,012 4,941 5,843 5,836 5,427 4,892  Net Course Registrations by Month

16 Operating income growth has increased faster than revenue growth…  Built For Improving Operating Performance  75% Growth  Income from continuing operations before interest income and income tax  (1) Excludes a $3.1 million write-off of capitalized software development costs in 2006.    ($ in millions)   2003 2004 2005 2006 2007 2008 Rev 1.9 3.6 2.2 6.0 14.7 25.7

17 Strong Balance Sheet with No Debt        2007  2008 Cash & Cash Equivalents  $27.0  $47.7  Total Assets   $49.0  $78.8 Total Long-Term Debt  $0  $0 Other Items: Depreciation and Amortization $2.8  $4.2 CAPEX    $6.8  $10.0   ($ in millions)

18 The following statements are based on current expectations.  These statements are forward-looking and actual results may differ materially.      First Quarter 2009 % Growth Net Course Registrations from New Students approx.  10,500 40% Net Course Registrations approx.  46,300 40%  Total Revenue $31.8 to $32.5 million 37%-40% Net Income (1) $4.6 to $4.8 million 35%-41% EPS – Diluted (1) $0.24 to $0.26 Weighted Ave. Shares Outstanding approx. 19.0 million shares First Quarter 2009 % Growth Net Course Registrations from New Students approx.  10,500 40% Net Course Registrations approx.  46,300 40%  Total Revenue $31.8 to $32.5 million 37%-40% Net Income (1) $4.6 to $4.8 million 35%-41% EPS – Diluted (1) $0.24 to $0.26 Weighted Ave. Shares Outstanding approx. 19.0 million shares   Company Introduces First Quarter 2009 Outlook     (1) Includes stock-based compensation expense of approximately $525,000

19 The following statements are based on current expectations.  These statements are forward-looking and actual results may differ materially.         Full Year 2009 % Growth Net Course Registrations from New Students 50,700 or more 38%+ Net Course Registrations 202,500 or more 38%+  Total Revenue $146 to $150 million 36%-40% EBIT $36.2 to $37.0 million 41%-44% Net Income (1) $22.2 to $22.8 million 37%-41% EPS – Diluted (1) $1.16 to $1.20 Weighted Ave. Shares Outstanding: 19.0 to 19.2 million shares   Depreciation and Amortization Expense $5.3 to 5.5 million 25%-30%   Capital Expenditures   $8 to 10 million*  *excludes approximately $10 million of possible new real estate expenditures over the next 18-24 months.   Company Introduces Full Year 2009 Outlook     (1) Includes stock-based compensation expense of approximately $2.2 million

20 Built With A Simple, Sensible Strategy Body: Continue success in military market Expand in select civilian markets Utilize targeted approach to advertising Launch new programs Enter new market segments  APEI has a blueprint for the future…

21 Proprietary - Not for duplication